EXHIBIT 99.2

Hendrik Verfaillie Chief Executive Officer Investor Meeting April 4, 2002

Forward Looking Statements

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup® herbicide; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the effect of weather conditions and commodity markets on the agriculture business; the company's ability to fund its short-term financing needs; general economic and business conditions; and other employees of the company; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Earnings per share (EPS) and earnings before interest and taxes (EBIT) discussed in this presentation excludes special items. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

Highlights

Monsanto Is Transforming Agriculture

Strong core businesses
Growing biotechnology business with great upside
Leadership position in genomics and seeds
Broadest and deepest pipeline in the industry

Steady profit and cash growth through innovation and cost management

Overview of Monsanto

2000 and 2001 Performance

$ Millions
$600
$400
$200
$0
-$200
-$400
$440
Net Income
($264)
Free Cash
$473
Net Income
$183
Free Cash
2000
2001

4

Overview of Monsanto

Leading provider of agricultural products to farmers
Sales of
$5.5 billion
in 2001

2000 and 2001 Performance

$ Millions

2000

Net Income

440

Free Cash

(264)

2001

Net Income

473

Free Cash

183

Overview of Monsanto

Agricultural Productivity Segment
(69% of Sales)

Roundup herbicide
Animal agriculture
Lawn and garden products
Other selective herbicides

Seeds and Genomics Segment
(31% of Sales)

Global seeds and related biotech trait business
Genetic technology platforms

Consolidation Is Changing Structure of Ag Industry

Sales Revenue $ Billions

1991	Ag Chem
Ciba Geigy	2.9
ICI	2.1
Bayer	2.0
Rhone-Poulenc	1.9
DuPont	1.8
Dow Elanco	1.6
Monsanto	1.6
Hoechst	1.4
BASF	1.2
Schering	0.9
American Cyanamid	0.9
Sandoz	0.8
Sumitomo	0.4
FMC	0.4
Rohm & Haas	0.4

2000 Estimate	Ag Chem	Biotech/ Seed	Total
Syngenta	6.2	1.0	7.2
Bayer/Aventis	6.0	0.3	6.3
Monsanto	3.9	1.6	5.5
DuPont/Pioneer	2.0	1.8	3.8
BASF	3.5	0.0	3.5
Dow AG/Rohm & Haas	2.6	0.3	2.9
Sumitomo	0.8	0.0	0.8
FMC	0.6	0.0	0.6

MONSANTO

6

Consolidation Is Changing Structure of Ag Industry Sales Revenue $ Billions

				Biotech/
1991	Ag Chem	2000 Estimate	Ag Chem	Seed	Total
Ciba Geigy	2.9	Syngenta	6.2	1.0		7.2
ICI	2.1	Bayer/Aventis	6.0	0.3		6.3
Bayer	2.0	Monsanto	3.9	1.6		5.5
Rhone-Poulenc	1.9	DuPont/Pionee	2.0	1.8		3.8
DuPont	1.8	BASF	3.5	0.0		3.5
Dow Elanco	1.6	Dow AG/Rohm & Haas	2.6	0.3		2.9
Monsanto	1.6	Sumitomo	0.8	0.0		0.8
Hoechst	1.4	FMC	0.6	0.0		0.6
BASF	1.2
Schering	0.9
American Cyanamid	0.9
Sandoz	0.8
Sumitomo	0.4
FMC	0.4
Rohm & Haas	0.4

Monsanto Has Invested in Growth Segment of Its Industry

Industry Gross Profit Pool
$ Billions
Biotech/Seed
Ag Chem
$20
$15
$10
$5
$0
$17.7
$4.3
$13.4
2000
$1.8 B
Gross Profit Gain
$1.6 B
Gross Profit Loss
$17.9
$6.1
$11.8
2004

Source: Phillips McDougall, Monsanto estimates

MONSANTO

7

Monsanto Has Invested in Growth Segment of Its Industry
	Industry Gross Profit Pool
	2000	2004
	$ Billions
Ag Chem	$13.4	$11.8
($1.6 B Gross Profit Loss)
Biotech/Seed	$4.3	$6.1
($1.8 B Gross Profit Gain)
	$17.7	$17.9
Source: Phillips McDougall, Monsanto estimates

Ag Biotech/Seed Industry Has Revenue and Margin Growth

Conventional Seed

Gross Margin %
100%
80%
60%
40%
20%
0%
50%
35%
30%
Corn
Cotton
Soy

Biotech Seed

Gross Margin %
100%
80%
60%
40%
20%
0%
Trait
Seed
64%
81%
50%
Corn
Cotton
Soy

MONSANTO

8

Ag Biotech/Seed Industry Has Revenue and
Margin Growth

Gross Margin %

Conventional Seed
Corn
50%

Cotton
35%

Soy
30%

Biotech Seed

Gross Margin %

Corn
Seed 50.00%
Trait 14.00%

Cotton
Seed 35.00%
Trait 46.00%

Soy
Seed 30.00%
Trait 20.00%

Biotech Traits Will Continue To Add Value

Corn Potential
Grower price at U.S. retail
$100
$80
$60
$40
$20
$0
$30
$73
(Roundup)
(Trait)
Traditional Base Seed
YieldGard Corn Borer
Roundup Ready
YieldGard Rootworm
Total
Traits

MONSANTO

9

Biotech Traits Will Continue To Add Value

Corn Potential

Grower price at U.S. retail

Traits

Traditional Base Seed
$30.00

YieldGard Corn Borer
$30 – East
$8 – West
$0 – North

Roundup Ready
$36 – East
$6 – West
$17 – North

YieldGard Rootworm
$61 – East
$11.50 – West
$0 – North

Total
$73.00

Monsanto Has Invested in Growth Segment of Its Industry

2001 R&D Investment

Ag Chem
17%
Biotech & Seeds
83%
Biotech &
Seeds
29%
Ag Chem
71%

Monsanto | **Rest of Industry Average**

Source: Phillips McDougall, Monsanto estimates.

MONSANTO

10

Monsanto Has Invested in Growth
Segment of Its Industry

2001 R&D Investment

Monsanto

Biotech & Seeds
83%

Ag Chem
17%

Rest of
Industry Average

Biotech &
Seeds
29%

Ag Chem
71%

Source: Phillips McDougall, Monsanto estimates.

Comprehensive Plant Genetics Capabilities Fuel R & D Platforms

Gene Structure

Gene Function

Gene Expression

Plant Biotech & Mol Breed

Germplasm Breeding

Cereon Genomics
St. Louis Genomics Center
Bangalore Genomics
Mystic Genomics

Mendel Biotechnology
Orchid Biocomputer
Third Wave
Perkin Elmer

Incyte
Paradigm Genetics
Rosetta Inpharmatics
Ceres

St. Louis CV
Agracetus
Calgene
Ecogen
Asgrow
Ankeny
Cambridge

DeKalb Genetics
Asgrow Agronomics
Holdens Foundation
Corn States
Cargill International
Sementes Agroceres
First Line
PBIC

Integrated Bio-Informatics
Silicon Graphics

Pangea
Lab Vantage
IBM

Monsanto Ag & Renessen

Integrated Solutions Offer New Options to Growers

Customer Benefits
Cost effective
Greater flexibility
Convenience

Seed

Integrated Customer Solutions

Chemistry

Biotechnology

Monsanto Benefits
Multiple margin opportunities on same acre
Adaptable to different regional strategies

Long-Term Strategic Plan Creates New Business Opportunities

Ag Inputs
Roundup
Biotech Traits
Improved seeds
Food Applications
Business Incubator
Breeding
Genomics
Biotechnology
Feed Applications
Animal Productivity

MONSANTO

13

Long-Term Strategic Plan Creates New
Business Opportunities

Food
Applications

Ag Inputs
Roundup
Biotech Traits
Improved seeds

Business Incubator
Breeding
Genomics
Biotechnology

Animal
Productivity

Feed
Applications

Three-Phase Transformation

Secure the Base	Accelerate Growth	Deliver the Pipeline
■ Grow Existing Businesses ■ Manage Costs ■ Accelerate Biotech Acceptance	■ Reaccelerate Biotech Growth ■ Accelerate Seed Business Growth	■ Pipeline Growth – Yield Traits – Food Traits ■ Downstream Businesses – Feed Traits – Animal Productivity

Chemicals → **High Tech/ Value Added Products**

Asset Heavy → **Asset Light**

Ownership → **Networks/Partnership**

MONSANTO

14

Three-Phase Transformation

Secure the Base
Grow Existing Businesses
Manage Costs
Accelerate Biotech Acceptance

Chemicals

Asset Heavy

Ownership

Accelerate Growth
Reaccelerate Biotech Growth
Accelerate Seed Business Growth

Deliver the Pipeline

Pipeline Growth
Yield Traits
Food Traits
Downstream Businesses
Feed Traits
Animal Productivity

High Tech/ Value
Added Products

Asset Light

Networks/Partnership

Four Areas Key to Strategic Success

Deliver short-term earnings and cash flow growth from core businesses, especially Roundup in U.S. and Latin America
Take additional actions to continue cost management
Gain biotech acceptance
Deliver the pipeline

Global Biotech Crop Acreage Continues To Grow

Acres in Millions
140
120
100
80
60
40
20
0
Other
Monsanto
4
28
70
99
109
130
1996
1997
1998
1999
2000
2001

- Biotech share of crop acreage:

	GLOBAL	U.S.
Soybean	46%	74%
Cotton	20%	76%
Canola	11%	67%
Corn	7%	27%

MONSANTO

16

Global Biotech Crop Acreage Continues To Grow

Acres in Millions

1996
4

1997
28

1998
70

1999
99

2000
109

2001
130

Monsanto
Other

Biotech share of crop acreage:

Soybean

GLOBAL
46%

U.S.

74%

Cotton

GLOBAL
20%

U.S.
76%

Canola

GLOBAL
11%

U.S.
67%

Corn

GLOBAL
7%

U.S.
27%
Monsanto's trait share 90+%
2001 acreage grew 18% overall in 13 countries
Early indications put U.S. 2002 acreage growth in high single digits
Traits have operating margins of 60-80%

Biotech Acceptance Strategy

Biotech Acceptance

Scientific Outreach
- Proven Safety Record
- 3,000 Scientists Advocate Technology

MONSANTO

17

Biotech Acceptance Strategy

Industry Support
Council for Biotech Information
Food Company Support
Retail Support

Global Communications
Increase Productivity
Pesticide Reduction
Developing Country Benefits
Long-Term Benefits
Monsanto Pledge

Biotech Acceptance

Political Support
Job Creation
Developing Country Benefits
Long-term Benefits

Scientific Outreach
Proven Safety Record
3,000 Scientists Advocate Technology

Biotech Regulatory Process Focused on
Five Approvals

Roundup Ready soybeans in Brazil
Corn root worm in U.S.
Bollgard cotton in India
Bollgard II cotton in U.S.
Roundup Ready corn import into European Union

Biotech Regulatory Status

	Roundup Ready Soybeans Brazil	YieldGard Rootworm U.S.	Bollgard Cotton India	Bollgard II Cotton U.S.	Roundup Ready Corn Europe
Request	Approval for planting	Approval for planting in U.S.; import in Japan	Approval for planting	Approval for planting in U.S.; import in Japan	Approval for import
Current Status	Pending court decision that would unlock regulatory process	Japan complete; U.S. pending	Final regulatory approval granted	Final phases of regulatory process	New regulations passed; restart of regulatory system pending
Next Key Event	Court ruling	Approval from EPA, U.S.DA	Commercial Planting	Approvals from EPA and Japan	Member states restart process

MONSANTO

19

Biotech Regulatory Status

Roundup
Ready
Soybeans Brazil

Request
Approval for planting

Current Status
Pending court decision that would unlock regulatory process

Next Key Event
Court ruling

YieldGard
Rootworm
U.S.

Request
Approval for planting in U.S.; import in Japan

Current Status
Japan complete; U.S. pending

Next Key Event
Approval from EPA, U.S.DA

Bollgard
Cotton India

Request
Approval for planting

Current Status
Final regulatory approval granted

Next Key Event
Commercial Planting

Bollgard II
Cotton U.S.

Request
Approval for planting in U.S.; import in Japan

Current Status
Final phases of regulatory process

Next Key Event
Approvals from EPA and Japan

Roundup
Ready
Corn Europe

Request
Approval for import

Current Status
New regulations passed; restart of regulatory system pending

Next Key Event
Member states restart process

$ Millions
$1,000
$800
$600
$400
$200
$0
$1,000
$600
$809
Net Sales
EBIT
2001 Company EBIT

MONSANTO

20

Peak Potential of Near Term Products Pending Approvals is Large $ Millions Net Sales $1,000 EBIT $600 2001 Company EBIT $809

Growth Drivers

Delivered

Effective management of Roundup post-patent
Integration and upgrade of the seed business
Strong grower adoption of biotech traits
Strong cost management
Earnings growth and positive free cash flow

Short Term

Strong performance from core businesses, including Latin America
Capitalize on biotech growth opportunities
Win biotech acceptance
Implement cost initiatives and deliver earnings commitments
Continue to grow free cash flow

Medium Term Plus...
Accelerate biotech growth globally
Grow the seed business

Long Term Plus...
Significant pipeline growth in new traits for yield and quality
Commercialize products targeted for food, feed and other downstream uses